UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-8253

The Boyar Value Fund, Inc.

(Exact name of registrant as specified in charter)

35 East 21st Street, New York, NY 10010

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

212-995-8300

Date of fiscal year end:

12/31

Date of reporting period: 12/31/07

Item 1.  Reports to Stockholders.

Boyar Value Fund, Inc.

Annual Report
December 31, 2007

Mutual Funds: • are not FDIC insured • have no bank guarantee • may lose value

Dear Boyar Value Fund Shareholder:

Performance Results

Following a year of broad based upside across all ten sectors of the S&P 500, 2007’s leadership again returned to a narrow few with Energy (+32.4%), Basic Materials (+19.98%), Utilities (+15.8%) and Information Technology (+15.5%) providing the vast majority of the gains.  If one eliminated the contribution from just Energy and Materials the index would have declined by –0.22%.  If you eliminated all four sectors cited above the S&P 500 would have declined by –4.49%.  The Boyar Value Fund’s negative relative and absolute performance (-4.7%) partially stems from very limited exposure to those sectors.

The best performing index in the United States in 2007 had the worst record in 2006.  The NASDAQ posted a 9.8% advance however, just 3 stocks - Apple, Google and Research in Motion were responsible for the vast majority of the gain.  The Russell 2000, an index consisting of only small companies lost 1.6% for the year.

As we came into 2007 we had modest expectations for the year and felt that some portion of the Fund’s +19.27% outsized gains could detract from 2007’s results.

While we were fully cognizant of the festering housing problems, we underestimated the negative reverberations the meltdown would cause the financial sector.  Financial service stocks led the market lower and finished the year as the worst performing group declining by 20.8%.  Two of the Fund’s financial holdings performed dismally Citigroup (-46.0%) and Merrill Lynch (-42.3%) and in the aggregate were responsible for a significant portion of the fund’s decline.

Also negatively impacting the portfolio’s 2007 performance were media stocks, which provided superior performance during the prior year.  The rise in oil prices and recession fears adversely affected some of our retail holdings such as The Limited and The Home Depot.

On the positive side three companies that The Boyar Value Fund owned were acquired.  Dow Jones advanced 41% during 2007 and Hilton Hotels gained 29.8%, while Alltel rose 13.0%.  Our best performer was the NASDAQ, a relatively new holding which advanced by 67.5%, followed by PepsiAmericas +57.9%, a company we have held for a number of years.

Bill Miller, Legg Mason Value Trust’s chief portfolio manager quite aptly described last year’s stock market “as being remarkable serially correlated - what has gone up keeps going up, and what has not does not.  Valuation has not mattered at all, what has mattered is price momentum.  This is very similar to what we saw with Tech, Telecom and Internet names in 1999”.  Today’s valuations are not nearly as stretched as they were during the dot.com bubbles, but they are fast approaching those levels.  Google, Apple and Research in Motion might be wonderful businesses, but are they great stocks?

Purchasing a great company at a grossly inflated valuation can empty your wallet, especially if you repeat the process enough times.  Remember, successful investing entails two equally important decisions: 1) Stocks selection, and 2) Valuation.

Results for the Year Ended December 31, 2007

*Calculated without the maximum sales charge of 5.00%.

A Look Ahead

Stock market leadership normally shifts quite dramatically in the year following large spikes in volatility such as we witnessed last year.

So where will the new leadership come from?  The same place it usually does:  The old laggards.  It is quite possible the New Leadership will be U.S. Large Cap Dollar Based and grow to encompass what no one wants to own today, especially Financials, Housing, Media, and Consumer Discretionary names.

With the benefit of hindsight the right investment decision in 2002 was to purchase what investors despised the most.  In all likelihood the greatest gains during the next five years will be made in those securities people are most panicked about today.

At this moment, fear dominates the pricing of housing stocks, of mortgage related securities, of financials and of many consumer stocks, as well as housing related issues.  Confidence and optimism are elevated when it comes to energy, material, industrials and non-U.S. stocks, especially those of Emerging Markets and China in particular.

The leading indices are not indicative of the carnage that has occurred in particular sectors.  There are a large number of good businesses that have declined by 50% or more during the past year.

Every decade or so, rare investment opportunities emerge because of panic and fear…We believe this could prove to be such a period.

In February 1991 Prince Alwaleed announced his $590 million Citigroup investment.  By year-end 1991 Citigroup’s shares and Alwaleed’s investment declined more than 40% from their February highs.  Any investor who followed Alwaleed and remained patient was richly rewarded, however, as Citi’s shares peaked at $178 per share in July 1998 prior to Citi’s merger with Travelers Group in October of that year, a gain of more than 10 times on the original investment.

While it is foolhardy to predict where the leading stock market indices will be during the short-term, our work indicates that an unusually wide disparity currently exists between the current market value and the intrinsic or private market value in a large number of businesses we follow…

Some Additional Thoughts About 2008

A) The great recession obsession – Can it happen?

It is certainly a possibility. Since World War II, there have been 10 of them, or one every six years. On average they have lasted 10 months. Recessions also have often-overlooked benefits – they dampen inflation. In weak markets, companies cannot easily raise prices or workers’ wages. Similarly, recessions punish reckless financial speculation and poor corporate investments. Today a U.S. recession might also reverse the upward spiral of oil prices and trigger a faster and healthier drop in home prices. … It is quite clear that the slow decline in prices prolongs the housing slump because it induces would-be buyers to wait for more attractive deals. By making homes more affordable, a quick and sharp price drop might revive housing more rapidly.

B) Oil has been a great trade for the last five years …

Energy stocks have been market leaders for four out of the last five years, and during that time the price of crude oil has advanced materially without any meaningful correction. How long this can go on is anybody’s guess, but of late there has been an increasing amount of chatter about how much crude is in the hands of speculators, particularly hedge funds.

As one alternative play after another went sour during the summer and fall, a huge amount of money has flowed into the oil futures and options markets. (The same traders are most certainly also shorting the dollar.) Recent figures tallied by International Strategy and Investment Group show the average daily trading volume of crude oil and products futures at more than 1 billion barrels – compared to world demand of 86 million barrels a day. This is unprecedented.

Without this unusual amount of speculation, and innumerable articles about the vanishing supplies of oil and the upsurge of consumption in China and India, oil would most probably be selling at a significantly lower valuation.

C) A dollar rally?

Purely on a purchasing power parity basis the dollar is vastly undervalued … the U.S. is on sale. Private equity funds are being replaced by sovereign funds, and foreigners are becoming the primary acquirers of U.S. businesses. With their currencies advancing by as much as 40% in 2007 versus the dollar, and a good number of U.S. listed businesses declining by a like amount, merger & acquisition activity driven by these foreign entities could accelerate in 2008 if the dollar remains depressed.

D) Housing market improvement?

The U.S. housing market could get somewhat better towards the end of 2008, as home prices continue their decline and begin to reflect realistic valuations. As we have been saying for more than two years, the housing glut is a valuation problem, similar to the dot.com dilemma, and won’t get better until valuations recede materially.

The tortoise – not the hare – is invariably the winner

For value investors, short-term performance can be quite deceiving.  Those who placed $10,000 with the fund manager Sir John Templeton in 1954 saw their money grow to $632,000 by 1985.  But during those 31 years, Templeton failed to outperform the Standard & Poor’s Index approximately 40% of the time. Charles Munger, Vice Chairman of Warren Buffett’s Berkshire Hathaway, at one point in his money management career, trailed the market for four out of five years.  Over a 13-year period, however, he attained a compound annual rate of return of 19.8% versus only 5% for the S&P Index.

It is not unusual for the accounts managed by Boyar Asset Management to under perform the leading indices for multiple years.  For example, during the technology craze of the late 1990’s we significantly underperformed the market because we had zero exposure to that sector, and felt a collapse was inevitable. During the following five years, however, Boyar materially outdistanced the S&P 500 and more than made up for its previous lackluster performance.

Our performance during the recent past has not measured up to the S&P 500.  The majority of the underperformance can be attributable to the lack of exposure to cyclical stocks, particularly energy and basic materials.  We have rarely bought a stock whose business is commodity based.  We believe it is very difficult for an investor to consistently make money in this sector over a prolonged time frame.

Our mission is to make money for our clients over extended time frames.  Under no circumstance will we chase short term performance and invest in the fad of the moment!

As Warren Buffett so aptly put it, “we can’t promise you investment results, but you have our word we will not deviate from an investment style that has worked so well for years.”

Competitive Returns

Average Annual Returns

(As of 12/31/07)	1 Year	3 Year	5 Year	5/5/98* to 12/31/07
Boyar Value Fund
At NAV	-4.70%	4.53%	8.77%	6.73%
Inclusive of sales charges**	-9.45%	2.77%	7.66%	6.16%
After taxes on
distribution**	-10.38%	2.08%	7.04%	5.65%
After taxes on distribution and the
sale of shares**	-4.90%	2.36%	6.52%	5.20%
S&P 500 Index	5.49%	8.62%	12.83%	4.55%
Russell 2000 Index	-1.57%	6.80%	16.25%	6.25%

                                                      *Inception.

                                                      **Calculated using maximum sales charges of 5.00%.

Cumulative Returns Since Inception

At NAV (5/5/98 through 12/31/07)

**Calculated without sales charges.

The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after taxes, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The S&P 500 Index (“S&P 500”) is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries.

The Russell 2000 Index (“Russell 2000”) measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The Dow Jones Industrial Average (“Dow Jones”) is a price-weighted average based on the price-only performance of 30 blue chip stocks (the average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stock splits, stock dividends and substitutions of stocks).

The NASDAQ Composite Index (“NASDAQ”) is a market price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Markets System traded foreign common stocks and American Depositary Receipts.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest in an index.

The total annual operating expense ratio for the Boyar Value Fund (before fee waivers/expense reimbursements) as stated in the fee table in the Fund’s prospectus dated May 1, 2007 was 2.17%.  The net annual operating expense ratio (after fee waivers/expense reimbursement) was 1.76% for the same period.  [An updated total annual operating expenses figure will appear in the Fund’s next prospectus update.  This figure will be derived from financial highlight table presented in this report.]

Comparison of the Change in Value of a $10,000 Investment

The Chart above represents historical performance of a hypothetical investment of $10,000 in the Boyar Value Fund from inception.   The performance of the Fund includes the reinvestment of all dividends and capital gains and has been adjusted for the maximum applicable sales charge of 5.00%.   The performance of the chart does not reflect the deduction of taxes.

Portfolio Diversification By Sector (as of December 31, 2007)

(as a percentage of total net assets)

(Unaudited)

The composition of the Fund’s portfolio is subject to change.

It’s not what you make; it’s what you keep – Taxes are potentially the biggest expense an individual mutual fund investor will experience.

▪

By holding stocks for long periods of time, you postpone paying taxes, which positively impacts long-term returns.

▪

Buying and holding stocks for long periods may sound stodgy, but it postpones the payment of capital gains taxes with the added positive effects on the compounding rate. Since profit taking involves transactions, it obliges you to take the IRS in as a partner. With profits not taken, there is a future tax liability, but all the money is still working for its owner. No transactions, no tax.

▪

The Boyar Value Fund believes that holding stocks for long periods of time is the best way for an individual investor to create wealth.

As you can see from the chart below, our buy and hold philosophy has enabled the fund to produce after tax returns that pretty much mirror our pre-tax returns. The returns used in the illustration exclude loads, but are inclusive of all fees, and assumes the highest rates when calculating after tax returns.

Period Ending December 31, 2007
	1 Year	3 Year	5 Year	5/5/98* to 12/31/07
No load pre-tax returns	-4.70%	3.83%	8.14%	6.21%
No load after-tax returns	-1.74%	3.88%	7.50%	5.72%

                                                           *Inception.

The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

Boyar Value Fund Philosophy Goals

▪

The Boyar Value Fund tends to buy the common shares of publicly traded businesses that are selling in the market place at significant discounts to our estimate of their intrinsic or private market value. We will not, and never have, invested in fads or gimmicks such as the Internet.

▪

Furthermore, quite a few of the businesses that we invest in are either not widely followed by the majority of Wall Street brokerage houses or may have plummeted in value because they failed to meet analysts’ earnings expectations.

▪

Purchasing out of favor companies may inhibit short-term performance, since it may take some time for these companies to right themselves. On the other hand, we believe that it does create a “margin of safety,” since most of these businesses have plunged in value by such a margin that most of the downside risk has been significantly reduced.

▪

Over an investment time horizon of three to five years, it is our hope that these undervalued corporations will be re-evaluated upward by the stock market or the assets of the businesses may be acquired by a third party.

▪

A long-term orientation may sound stodgy, but it is as important to investment success as picking the right stocks and buying them at the right price and at the right time. Holding the equity of good companies purchased at bargain prices allows compounding to work its magic without the return-eroding effects of commissions and capital gains taxes.

We thank you for your support and wish you a happy, healthy, prosperous and peaceful New Year.

If you have any questions please do not hesitate to call (212) 995-8300.

                                                        Very truly yours,

                                                        Mark A. Boyar

                                                        Chief Investment Officer

The Fund is distributed by Ladenburg Thalmann & Co., Inc

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS
December 31, 2007
	Shares		Value
		COMMON STOCKS - 76.1%
		BANKS - 2.1%
	13,207	Bank of New York Mellon Corp.	$ 643,973

		COMMERCIAL SERVICES - 2.5%
	11,000	Arbitron, Inc.	457,270
	22,600	Midas, Inc. *	331,316
			788,586

		COMPUTERS - 0.7%
	8,000	Diebold, Inc.	231,840

		DIVERSIFIED FINANCIAL SERVICES - 13.8%
	16,500	Ameriprise Financial, Inc.	909,315
	23,300	Citigroup, Inc.	685,952
	29,250	J.P. Morgan Chase & Co.	1,276,763
	4,400	Lehman Brothers Holdings, Inc.	287,936
	15,500	Merrill Lynch & Co., Inc.	832,040
	7,000	Nasdaq Stock Market, Inc.*	346,430
			4,338,436

		FOOD & BEVERAGE - 4.3%
	14,000	H.J. Heinz Co.	653,520
	20,900	PepsiAmericas, Inc.	696,388
			1,349,908

		INSURANCE - 4.2%
	24,386	St. Paul Travelers Cos., Inc. (The)	1,311,967

		LEISURE TIME - 2.5%
	17,500	Carnival Corp.	778,575

		LODGING - 5.3%
	9,500	MGM Mirage *	798,190
	15,100	Orient Express Hotels, Ltd., Class A	868,552
			1,666,742

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS
December 31, 2007 (Continued)
	Shares		Value
		MEDIA - 19.3%
	38,076	CBS Corp., Class B	$ 1,037,571
	24,064	Cablevision Systems-NY Grp., Class A *	589,568
	29,250	Comcast Corp., Special Class A *	530,010
	7,000	Meredith Corp.	384,860
	44,100	Playboy Enterprises, Inc., Class B *	402,192
	19,500	Scholastic Corp. *	680,355
	22,000	The Walt Disney Co.	710,160
	70,000	Time Warner, Inc.	1,155,700
	12,576	Viacom Inc., Class B *	552,338
			6,042,754

		MISCELLANEOUS MANUFACTURER - 2.6%
	22,000	General Electric Co.	815,540

		PHARMACEUTICALS - 2.8%
	38,500	Pfizer, Inc.	875,105

		RETAIL - 11.7%
	5,000	CVS Caremark Corp.	198,750
	23,000	Home Depot, Inc.	619,620
	10,900	IHOP Corp.	398,722
	29,000	Limited Brands, Inc.	548,970
	19,100	McDonald's Corp.	1,125,181
	37,500	Saks, Inc. *	778,500
			3,669,743

		SEMICONDUCTORS - 0.5%
	12,000	DSP Group, Inc. *	146,400

		SOFTWARE - 1.5%
	13,000	Microsoft Corp.	462,800

	See accompanying notes to financial statements.

	BOYAR VALUE FUND, INC.
	PORTFOLIO OF INVESTMENTS
	December 31, 2007 (Continued)
	Shares		Value
		TELECOMMUNICATIONS - 0.5%
	13,441	Windstream Corp.	$ 175,002

		TRANSPORTATION - 1.8%
	8,000	United Parcel Service, Inc. Class B	565,760

		TOTAL COMMON STOCKS (Cost $18,345,429)	23,863,131

		INVESTMENT COMPANIES - 4.5%
	900,219	BNY Hamilton Fund - Premier Class, 4.62%**	900,219
	500,000	Milestone Treasury Obligation Portfolio - Institutional Class, 3.66%,**	500,000
		TOTAL INVESTMENT COMPANIES (Cost $1,400,219)	1,400,219
	Principal
	Amount
		U.S. GOVERNMENT & AGENCY OBLIGATION - 17.5%
	$ 5,510,000	Federal Home Loan Bank Discount Notes, 4.429%, 1/17/08 (Cost $5,499,586)	5,499,586

		TOTAL INVESTMENTS - 98.1% (Cost $25,245,234) (a)	$ 30,762,936

		OTHER ASSETS & LIABILITIES - 1.9%	613,079
		NET ASSETS - 100.0%	$ 31,376,015

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $25,258,054 and differs from
	market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation $ 6,213,285
	Unrealized depreciation (708,403)
	Net unrealized appreciation $ 5,504,882

*	Non-Income producing security.
**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2007.

	See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS
Investment securities, at cost	$ 25,245,234
Investment securities, at value	$ 30,762,936
Dividends and interest receivable	45,475
Receivable for securities sold	608,288
Prepaid expenses and other assets	39,742
TOTAL ASSETS	31,456,441

LIABILITIES
Investment advisory fees payable	8,775
Management fees payable	8,633
Administration fees payable	8,588
Fund accounting fees payable	5,618
Custody fees payable	5,107
Compliance officer fees payable	1,957
Transfer agent fees payable	1,543
Distribution fees payable	1,305
Fund shares repurchased	877
Accrued expenses and other liabilities	38,023
TOTAL LIABILITIES	80,426
NET ASSETS	$ 31,376,015

Net Assets Consist Of:
Paid in capital	$ 26,110,818
Accumulated net realized loss from security transactions	(252,505)
Net unrealized appreciation of investments	5,517,702
NET ASSETS	$ 31,376,015

Shares of capital stock outstanding (1,000,000,000 shares authorized, $0.001 par value)	2,060,977

Net asset value and redemption price per share (a)	$ 15.22

Maximum offering price per share (maximum sales charge of 5.00%) (b)	$ 16.02

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.
(b) On investments of $50,000 or more, the offering price is reduced.

                        See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

INVESTMENT INCOME
Dividends	$ 490,511
Interest	358,311
TOTAL INVESTMENT INCOME	848,822

EXPENSES
Investment advisory fees	171,683
Management fees	171,683
Distribution fees	85,841
Professional fees	66,192
Administrative services fees	43,115
Accounting services fees	24,755
Directors' fees and expenses	22,625
Transfer agent fees	17,324
Insurance expense	15,525
Registration fees	14,800
Printing and postage expenses	12,386
Compliance officer fees	10,490
Custodian fees	8,930
Other expenses	5,500
TOTAL EXPENSES	670,849

Fees waived by the Advisor	(35,053)
Fees waived by the Manager	(35,053)
NET EXPENSES	600,743
NET INVESTMENT INCOME	248,079

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	1,564,567
Net change in unrealized appreciation (depreciation) of investments	(3,311,820)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,747,253)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (1,499,174)
See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	December 31,	December 31,
	2007	2006
FROM OPERATIONS
Net investment income	$ 248,079	$ 488,497
Net realized gain from security transactions	1,564,567	1,123,187
Net change in unrealized appreciation (depreciation) on investments	(3,311,820)	4,138,897
Net increase (decrease) in net assets resulting from operations	(1,499,174)	5,750,581

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(1,906,707)	(813,577)
From net investment income	(262,737)	(482,300)
From distributions to shareholders	(2,169,444)	(1,295,877)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,035,816	4,194,578
Net asset value of shares issued in
reinvestment of distributions to shareholders	2,031,198	1,214,190
Payments for shares redeemed	(5,675,975)	(4,959,820)
Redemption fee proceeds	2,027	89
Net increase (decrease) in net assets from capital share transactions	393,066	449,037

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,275,552)	4,903,741

NET ASSETS
Beginning of Year	34,651,567	29,747,826
End of Year*	$ 31,376,015	$ 34,651,567
* Includes accumulated net investment income of:	$ -	$ 6,197

CAPITAL SHARE ACTIVITY
Shares Sold	234,449	265,195
Shares Reinvested	132,415	70,551
Shares Redeemed	(327,671)	(314,844)
Net increase (decrease) in shares outstanding	39,193	20,902
See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$ 17.14	$ 14.87	$ 15.28	$ 14.44	$ 11.76

Activity from investment operations:
Net investment income (loss)	0.13	0.25	0.04	(0.02)	(0.04)
Net realized and unrealized
gain (loss) on investments (3)	(0.92)	2.69	(0.02)	0.87	3.09
Total from investment operations	(0.79)	2.94	0.02	0.85	3.05

Less distributions from:
Net investment income	(0.14)	(0.25)	(0.04)	-	-
Net realized gains	(0.99)	(0.42)	(0.39)	(0.01)	(0.37)
Total distributions	(1.13)	(0.67)	(0.43)	(0.01)	(0.37)

Net Asset Value, End of Year	$ 15.22	$ 17.14	$ 14.87	$ 15.28	$ 14.44

Total return (1)	(4.70)%	19.72%	0.11%	5.87%	25.90%

Net Assets, At End of Year	$31,376,015	$34,651,567	$29,747,826	$33,485,370	$26,649,602

Ratio of gross expenses to average
net assets (2)	1.95%	2.16%	2.35%	2.51%	2.69%
Ratio of net expenses to average
net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss)
to average net assets	0.72%	1.58%	0.24%	(0.12)%	(0.38)%

Portfolio Turnover Rate (4)	6%	12%	9%	7%	19%

(1)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor, Manager and Distributor.
(3)	Effect of redemption fees which became effective May 1, 2004 are included in net realized and unrealized gain (loss) on investments.
However, separately these amounts were less than $0.01 per share.
(4) Not annualized.

                    See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

1.

ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company.   The Fund seeks long-term capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund’s Investment Advisor to be intrinsically undervalued.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the U.S.A. (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day as of which such value is being determined and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  If there has been no sale on such day, the security is valued at the mean of the last quoted bid and asked prices.  If no bid or asked prices are quoted or if the Advisor believes the market quotations are not reflective of market value, then the security is valued at a fair value determined in accordance with the Pricing and Valuation Guidelines approved by the Board of Directors (the “Board”). Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

In September of 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.   However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2007

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

On July 13, 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes’ (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2007

3.

INVESTMENT TRANSACTIONS

For the year ended December 31, 2007, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $1,535,959 and $4,382,952, respectively.

4.

TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised by the Board, which is responsible for the overall management of the Fund. Ladenburg Thalmann Fund Management LLC serves as the Fund’s manager (the “Manager”). Boyar Asset Management, Inc. (the “Advisor”) provides continuous advisory services to the Fund, and Ladenburg Thalmann & Co., Inc. (the “Distributor”) acts as distributor of the Fund’s shares. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. Certain Directors and officers of the Fund are also officers of the Manager, Advisor or GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Advisor.  As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to an Investment Advisory Agreement among the Manager, the Advisor and the Fund, the Advisor agrees to furnish continuous investment advisory services to the Fund.  For these services, the Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to a written contract, the Manager, the Advisor and the Distributor have agreed, until April 30, 2008, to waive a portion of their respective management fee, advisory fee and amounts, if any, payable to the Distributor pursuant to the Fund’s 12b-1 Plan (see below), and the Manager has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed 1.75% per annum of the Fund’s average daily net assets.  During the term of this Agreement, to the extent that Operating Expenses incurred by the Fund in any fiscal year after waiver of advisory fees of the Advisor, management fees of the Manager and fees payable to the Distributor ("Rule 12b-1 fees") exceed 1.75% per annum of the Fund's average daily net assets, such excess amount shall be the liability of the Manager. To the extent Operating Expenses in any fiscal year do not exceed 1.75% per annum of the Fund's average daily net assets, the management fee, advisory fee and Rule 12b-1 fees shall be payable by the Fund in the following order:

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2007

o

first, the Distributor shall be entitled to receive the Rule 12b-1 fees up to the amount payable under the Fund's 12b-1 Plan; and

o

thereafter, the Manager and the Advisor shall each be entitled to receive a proportionate amount of their respective management fee and advisory fee up to the amounts payable under the Management Agreement or the Advisory Agreement, as applicable.

If the Manager, the Advisor or the Distributor waives any fee or reimburses any expense pursuant to this Agreement, and the Fund's Operating Expenses are subsequently less than 1.75% of average daily net assets, the Manager, the Advisor and the Distributor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.75% of average daily net assets. If Fund Operating Expenses subsequently exceed 1.75% per annum of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor, the Manager and the Distributor may each seek reimbursement only for expenses waived or paid by it during the two fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed hereunder to the extent they were waived or paid after the date of this Agreement (or any similar agreement). This Agreement may be continued from year to year thereafter provided each such continuance is specifically approved by the Fund, the Advisor, the Manager and the Distributor, including with respect to the Fund a majority of the non-interested Directors of the Fund; provided, however, that no party shall be obligated to extend the term of this Agreement. This Agreement shall terminate automatically with respect to the Fund and to the Advisor, the Manager or the Distributor upon the termination of the Advisory Agreement, the Management Agreement or the 12b-1 Plan, respectively.

As of December 31, 2007, the Manager, the Advisor, and the Distributor have the following amounts of waived/reimbursed expenses that may be recovered:

Amount

Expiration Date

  $127,390

December 31, 2008

  $70,106

December 31, 2009

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. For the year ended December 31, 2007, the Distributor received $34,983 from front-end sales charges, of which $3,521 was retained by the principal underwriter or other affiliated broker-dealers.

During the year ended December 31, 2007, Mark Boyar & Co., Inc., a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund.  These trades were cleared through Pershing Investments LLC and Mark Boyar & Co., Inc. received $7,500 in trade commissions.

The Fund has entered into separate servicing agreements with Gemini Fund Services, LLC (“GFS”), whereby GFS will provide administrative, fund accounting, transfer agent services and custody

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2007

administration services to the Fund.  GFS has its principal office at 450 Wireless Boulevard, Hauppauge, New York 11788. GFS’ compensation for providing such services and necessary personnel is as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing percentages as Fund assets reach certain breakpoints.  The Fund is subject to a minimum annual fee.   The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $40,000 per annum or

-

10 basis points or 0.10% on the first $100 million in net assets

-

8 basis points or 0.08% on the next $150 million in net assets

-

6 basis points or 0.06% on net assets greater than $250 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month.  The Fund pays GFS a base annual fee of $24,000 plus a basis point fee in decreasing percentages as Fund assets reach certain breakpoints, as follows:

-

2 basis points or 0.02% on net assets of $25 million to $100 million

-

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent.  For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The Fees are billed monthly as follows:

- The greater of the annual minimum or per account charges.   The annual minimum is $15,000 and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

Custody Administration. Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services.   GFS’s share of such fees collected for the year ended December 31, 2007 was $2,317.  The Custody fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Fund Compliance Services, LLC (“FCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between FCS and the Trust. Under the terms of such agreement, FCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended December 31, 2007, the Fund incurred expenses of $10,490 for compliance services pursuant to the Trust’s Agreement with FCS.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2007

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.   For the year ended December 31, 2007, GemCom collected amounts totaling $5,965 for EDGAR and printing services performed for the Fund.

1.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund.  For year ended December 31, 2007, the Fund assessed $2,027 in redemption fees. This fee does not apply to shares acquired through reinvestment of dividends and other distributions.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

The difference between book basis and tax basis character of distributions as of December 31, 2007 is attributable to the reclass of short-term capital gains to ordinary income.

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.   The Fund incurred and elected to defer $239,685 of such capital losses.

Permanent book and tax differences resulted in reclassification for the period ended December 31, 2007 as follows: a decrease in paid-in capital of $14,422, an increase in undistributed net investment income/(loss) of $8,461 and an increase in accumulated net realized gain/(loss) from security transactions of $5,961.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Boyar Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Boyar Value Fund, Inc., including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the three year period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for each of the years in the two year period ended December 31, 2004 were audited by other auditors whose report dated February 2, 2005 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Boyar Value Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended and its financial highlights for each of the years in the three year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

February 28, 2008

BOYAR VALUE FUND, INC.

EXPENSE EXAMPLES

December 31, 2007

 (Unaudited)

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and redemption fees; (2) ongoing costs, including management fees and distribution fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 – 12/31/07	Expense Ratio During Period ** 7/1/07 – 12/31/07
Actual	$1,000.00	$913.60	$8.44	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89	1.75%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year [184] divided by the number of days in the fiscal year [365].

**Annualized.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION

December 31, 2007 (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT DIRECTORS IN APPROVING THE MANAGEMENT AGREEMENT AND THE ADVISORY AGREEMENT

The Investment Company Act of 1940 (the “1940 Act”) requires the Fund’s Board of Directors, including a majority of Directors who are not interested persons of the Fund, as that term is defined in the 1940 Act (the “Independent Directors”), annually to consider the Investment Advisory Agreement between the Fund and the Adviser and the Management Agreement between the Fund and the Manager.  As required by the 1940 Act, the Board requested and each of the Adviser and the Manager provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreements.  At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreements held on November 13, 2007, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser and the Manager.  In selecting the Adviser and the Manager and approving the continuance of the Agreements, the Independent Directors were informed that they are authorized to engage such experts as they consider appropriate, including counsel to the Independent Directors.  In this respect, the Independent Directors relied upon comparative fee and expense information produced by Lipper Inc., an independent evaluation service (“Lipper”).

Both in the meeting that specifically addressed the approval of the Agreements and at other meetings held during the course of the year, the Board, including the Independent Directors, received materials relating to the Adviser’s investment services under the Investment Advisory Agreement.  These materials included information on (i) the investment performance of the Fund over various periods of time compared to the performance of a peer group of funds consisting of the Fund and other multi-cap value funds (“Performance Universe”), as classified by Lipper, and to the Fund’s benchmark index; (ii) sales and redemption data with respect to the Fund; (iii) the general investment outlook in the markets in which the Fund invests; (iv) arrangements with respect to the distribution of the Fund’s shares; (v) the allocation of the Fund’s brokerage to Mark Boyar & Company, Inc., an affiliate of the Adviser; and (vi) the overall nature, quality and extent of services provided by the Adviser and the Manager.

As part of the review of the continuance of the Agreements, the Board requested, and the Adviser and Manager each provided, additional information in order to evaluate the quality of their services and the reasonableness of their fees under the Agreements.  In a separate executive session, the Independent Directors engaged in an extensive review of information, which included data comparing: (i) the Fund’s advisory and management fees, 12b-1 fees, and other non-management fees, to those incurred by the Performance Universe; (ii) the Fund’s average expense ratio to those of its Performance Universe (both before and after waivers); (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe and the Fund’s benchmark index; (iv) the Adviser’s financial results and condition, including an oral discussion of the Adviser’s and the Manager’s and their respective affiliates’ profitability from the services that have been performed for the Fund; (v) the Fund’s current investment management staffing; and (vi) the Fund’s potential for achieving economies of scale.  In support of its review of the statistical information, the Board was provided with a description of the methodology used by Lipper to determine the Performance Universe to prepare its information.

The following summarizes matters considered by the Board in connection with its renewal of the Agreement.  However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Investment Performance.  The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Fund’s benchmark index.  The Board noted that the Fund’s performance for the one-year, three-year, five-year and ten-year periods ended September 30, 2007 was below the performance of the Performance Universe average and, while it was below its benchmark index for the shorter time periods, the Fund’s performance was above the performance of its benchmark index for the longer time periods.  The Independent Directors expressed their desire that Mr. Boyar continue to manage the Fund using the same value style that he has consistently applied during his career.

Personnel and Methods.  The Board reviewed the background of Mr. Boyar, the portfolio manager responsible for the daily management of the Fund’s portfolio since the Fund’s inception, achieving the Fund’s investment objective and adhering to the Fund’s investment strategy.  The Independent Directors also engaged in discussions with Mr. Boyar and his staff who are responsible for assisting Mr. Boyar in the overall functioning of the Adviser, and Ladenburg and members of its staff who are responsible for the overall functioning of the Fund’s Manager.  Based on this review, the Board concluded that the Fund’s management team and the Adviser’s and the Manager’s overall resources were well developed and that the Adviser in particular had investment management capabilities and personnel essential to performing its duties under the Investment Advisory Agreement.  The Board noted the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel.

Fees and Expenses. The Board considered the Adviser’s and the Manager’s fees under the Agreements relative to the management fees charged by the Fund’s Performance Universe averages.  The Board noted that the Fund has a higher overall expense ratio than its peers, and relatively high combined management/advisory fee rates, but stated that many of the peer funds were part of significantly larger fund complexes that could spread fixed costs over a larger asset base.  The Board also noted that the Adviser typically charges its other clients an advisory fee at a rate higher than the Fund’s gross advisory fee rate and significantly higher than the net advisory fee rate that the Adviser receives from the Fund after giving affect to the fee waiver.   The Board noted that the Fund’s overall expense ratio (before giving effect to the expense limitation) had declined since the prior year.  With respect to profitability, the Board viewed favorably that the Adviser, the Manager and the Fund’s distributor have since the Fund’s inception voluntarily agreed to waive their fees and to reimburse the Fund’s expenses in order to keep the Fund’s net total operating expenses (excluding extraordinary expenses and taxes) at 1.75% of the Fund’s average daily net assets.  The Board noted that this voluntary fee waiver is currently in place, although it can be discontinued at any time.  The Board understood that, after giving affect to the fee waiver, the Adviser and the Manager were able to receive a portion of their respective advisory/management fees from the Fund.  Based on these factors, the Board determined that the Fund’s advisory and management fee rates under the Agreements do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the advisory and management fee rates under the Agreement are fair and reasonable.

Nature and Quality of Other Services.  The Board considered the nature, quality, cost and extent of other services provided by the Adviser, the Manager and their respective affiliates, including Mark Boyar & Company for executing securities transactions and Ladenburg Thalmann & Co. as the Fund’s principal underwriter.  At meetings held throughout the year, the Board reviewed the effectiveness of the Adviser’s and the Fund’s overall compliance programs.  The Board also reviewed the services provided by the Adviser and the Manager in supervising the Fund’s third party service providers.  Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Manager and their respective affiliate were satisfactory, reliable and beneficial to the Fund’s shareholders.

Other Benefits.  The Board also considered the character and amount of other direct and incidental benefits received by the Adviser, the Manager and their respective affiliates from their association with the Fund.  The Board concluded that potential “fall-out” benefits that they may receive, such as greater name recognition and the small amount of brokerage fees, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale.  The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a relevant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

Conclusion.  Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Directors, concluded that:  (a) it was appropriate to continue to retain the Adviser and the Manager; (b) the terms of the Investment Advisory Agreement and the Management Agreement (including the fees thereunder) are fair and reasonable; and (c) the Fund’s Investment Advisory Agreement and Management Agreement each should continue for a one-year period.

TAX INFORMATION

December 31, 2007 (Unaudited)

During the fiscal year, the Fund paid a long-term capital gains distribution of $1,846,963.

Individual shareholders are eligible for reduced tax rates on qualified dividend income.   For purposes of computing this exclusion, all of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRA’s, Keough-type plans and 403(b) plans need not be reported as taxable income.   However, many retirement plan trusts may need this information for their annual information reporting.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Continued)

December 31, 2007 (Unaudited)

                                The following table contains basic information regarding the Directors and Officers, respectively, that oversee operations of the Fund.

Name, Contact Address and Age	Position Held with the Fund	Term of Office and Length of Time Served (1)	Principal Occupations During Past 5 Years	Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside the Fund Complex
INTERESTED DIRECTORS:
Mark A. Boyar (2) 35 East 21st Street New York, NY 10010 Age: 65	Chairman	Since Inception	President, Boyar Asset Management, Inc; President, Mark Boyar & Co., Inc.; Manager, Ebbets Field Association LLC; Partner, Boyar G.P. Holdings Ltd.	1	Chairman, Boyar G.P. Holdings Ltd.; Chairman, N.R.M.B. Management, Inc

DISINTERESTED DIRECTORS:
Jay R. Petschek C/O Corsair Capital Management, LLC 350 Madison Ave., 9th Floor New York, NY 10017 Age: 49	Director	Since Inception	Managing Member, Corsair Capital Management, LLC; Vice President, C.E. Unterberg, Towbin; Executive Vice President, Brean Murray & Co., Inc.	1	Director, Dab-O-Matic Corp., Global Opportunity Partners Ltd., Recognition Media LLC
Henry A. Alpert 3333 New Hyde Park Road Suite 201 New Hyde Park, NY 11042 Age: 60	Director	Since Inception	President, Spartan Petroleum	1	Director, Griffon Corp,; Trustee, Incorporated Village of Old Westbury.
A.F. Pertrocelli (3) C/O United Capital Corp. 9 Park Place, 4th Floor Great Neck, NY 11021 Age: 64	Director	Since Inception	Chairman, President and CEO, United Capital Corp., Chairman, President and CEO, Prime Hospitality Corp.	1	Nathan’s Famous, Inc., Prime Hospitality Corp., United Capital Corp.
Richard Finkelstein 1000 Clint Moore Rd. Suite 110 Boca Raton, FL 33487 Age: 58	Director	Since Inception	President, Kenco Communities	1	None
OFFICERS:
Michael J. Wagner 450 Wireless Blvd. Hauppauge, NY 11788 Age: 57	Chief Compliance Officer	June 2006 – present

President of Fund Compliance Services, LLC (2006 – present); Senior Vice President of Fund Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present); President and Chief Operations Officer of Gemini Fund Services, LLC (2003 – 2006); Senior Vice President, Fund Accounting, of Orbitex Fund Services (2001-2002); Director, Constellation Trust Company (2005- present).

				N/A	None
Andrew B. Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	President	June 2006 – present

President and Manager, Gemini Fund Services, LLC (3/2006-Present); Senior Vice President and Director of Administration (2001-2005), Manager Fund Compliance Services, LLC (3/2006-Present); Manager (since 3/2006) and President, (2004 – Present), GemCom, LLC; Vice President, JP Morgan Chase & Co. (1998 - 2001).

				N/A	None
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	Treasurer	June 2006 - present

Vice President and Director of Fund Administration, Gemini Fund Services, LLC (2006 - Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 – Present); Vice President, GemCom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

				N/A	None
Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 45	Secretary	July 2005 - present	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Vice President, Fund Compliance Services, LLC; (2003 - Present); In-house Counsel, The Dreyfus Funds (1999 - 2003)	N/A	None

(1) Each Director is elected to serve in accordance with the Articles of the Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

(2) Mr. Boyar is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because of his relationship with Boyar Asset Management, Inc.

(3) A. F Petrocelli resigned from the Board of Directors of the Boyar Value Fund, Inc. effective at the close of business on November 13, 2007.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-266-5566.

FUND MANAGER

Ladenburg Thalmann Fund Management, LLC

153 East 53rd Street, 49th Floor

New York, New York 10022

INVESTMENT ADVISOR

Boyar Asset Management, Inc.

35 East 21st Street

New York, New York 10010

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2007 - $14,000

2006 - $13,500

2005 - $13,000

(b)

Audit-Related Fees

2007 - None

2006 - None

2005 - None

(c)

Tax Fees

2007 – $2,000

2006 – $2,000

2005 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2007 - None

2006 - None

2005 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2005

2006

2007

Audit-Related Fees:

0.00%

0.00%

0.00%

Tax Fees:

0.00%

0.00%

0.00%

All Other Fees:

0.00%

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2007 - None

2006 - $2,000

2005 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of December 31, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Boyar Value Fund, Inc.

By (Signature and Title)

*

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date

3/3/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer

Date

3/3/08

By (Signature and Title)

*

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date

3/3/08

* Print the name and title of each signing officer under his or her signature.